UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 23, 2008

Geeks On Call Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143931	20-8097265
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

814 Kempsville Road, Suite 106 Norfolk, Virginia	23502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 466-3448
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Geeks On Call Holdings, Inc. (OTCBB: GOCH), a premier national provider of professional IT solutions through its subsidiary Geeks On Call America, Inc., will commence the launch of a pilot program on July 26, 2008 with Sam’s Club, the membership warehouse subsidiary of Wal-Mart Stores, Inc. (NYSE: WMT) The pilot will be conducted in 20 Sam’s Clubs located throughout the Baltimore, Washington, D.C. and Virginia areas.

Geeks On Call™ will offer on-site residential and small business service and support at preferred pricing to Sam’s Club members in the participating markets. All Geeks On Call technicians are either Comp TIA A+ or Microsoft certified, and as such, they offer state-of-the-art IT support.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 23, 2008	GEEKS ON CALL HOLDINGS, INC.

	By:	s/Richard T. Cole
Name: Richard T. Cole
Title: Chief Executive Officer